Exhibit 10.28
AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 dated as of September 15, 2011 (this "Agreement") to that certain Credit Agreement referred to below is entered into by and among Dynamics Research Corporation, a Massachusetts corporation (the "Borrower"), the Guarantors party hereto, each Lender party hereto, and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent"), Swing Line Lender and a L/C Issuer.
STATEMENT OF PURPOSE
The Borrower is a party to that certain Credit Agreement dated as of June 30, 2011 by and among the Borrower, each financial institution party thereto as a lender (collectively, the "Lenders" and, each individually, a "Lender") and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (as amended, restated, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement").
The Borrower has requested that the Lenders (including the Swing Line Lender) consent to certain amendments more particularly described herein.
Subject to the terms and conditions of this Agreement, the Administrative Agent and the Lenders party hereto have agreed to grant such requests of the Borrower.
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.                          Capitalized Terms.  All capitalized undefined terms used in this Agreement (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.  This Agreement shall be a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 2.                          Amendments.  The parties hereto hereby agree that as of the Agreement Effective Date (as defined below):
(a)            Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term "Responsible Officer" in its entirety and replacing it with the following:
"Responsible Officer" means (a) the chief executive officer, president, chief financial officer or general counsel of a Loan Party, (b) solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01, the secretary or any assistant secretary of a Loan Party and (c) solely for the purposes of providing notices given pursuant to Article II, the assistant general counsel or the vice president, corporate controller and chief accounting officer of a Loan Party or, subject to the approval of the Administrative Agent, any other officer of the applicable Loan Party so designated in a notice to the Administrative Agent and executed by any of the foregoing officers referred to in clauses (a), (b) or (c) of this definition.  Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

(b)            Section 2.04 of the Credit Agreement is hereby amended by deleting the first sentence of subsection (a) thereof in its entirety and replacing it with the following:
Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, agrees to make loans (each such loan, a "Swing Line Loan") to the Borrower in Dollars from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans, when aggregated with the Applicable Percentage of the Outstanding Amount of Revolving Loans and L/C Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Revolving Lender's Revolving Commitment; provided that (i) after giving effect to any Swing Line Loan, (A) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments, and (B) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender, plus such Revolving Lender's Applicable Percentage of the Outstanding Amount of all L/C Obligations, plus such Revolving Lender's Applicable Percentage of the Outstanding Amount of all Swing Line Loans shall not exceed such Lender's Revolving Commitment and (ii) the Swing Line Lender shall not be under any obligation to make any such Swing Line Loan if any Lender is at such time a Defaulting Lender, unless the Swing Line Lender has entered into arrangements (including the delivery of Cash Collateral) satisfactory to the Swing Line Lender (in its sole discretion), with the Borrower or such Defaulting Lender to eliminate such Swing Line Lender's actual or potential Fronting Exposure (after giving effect to Section 2.15(a)(iv)) with respect to the Defaulting Lender arising from the Swing Line Loan then proposed to be made and all other Swing Line Loans then outstanding as to which the Swing Line Lender has actual or potential Fronting Exposure, and provided, further, that the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan.
(c)            Section 2.15 of the Credit Agreement is hereby amended by adding the following new clause to the end of subsection (a) thereof:
(v)            Cash Collateral, Repayment of Swingline Loans.  If the reallocation described in Section 2.15(a)(iv) cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Lender's Fronting Exposure and (y) second, Cash Collateralize each applicable L/C Issuer's Fronting Exposure in accordance with the procedures set forth in Section 2.14.
(d)            Section 6.16 of the Credit Agreement is hereby amended by (i) deleting the words "50% of the aggregate principal amount of the Term Loan" and replacing them with "$40,000,000 of the Term Loan" and (ii) deleting the reference to "three years" at the end of such section and replacing it with "two years".
SECTION 3.                          Conditions Precedent to Effectiveness.
(a)            This Agreement shall be effective upon the satisfaction of each of the following conditions (the date of such satisfaction, the "Agreement Effective Date"):
(i)            Executed Amendment. The Administrative Agent shall have received counterparts of this Agreement executed by the Borrower, the Guarantors, the Administrative Agent, the Swing Line Lender and the Required Lenders.

(ii)            Supplemental Responsible Officer's Certificate.  The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated as of the Agreement Effective Date certifying as to the specimen signature of each purported Responsible Officer of the Borrower that will execute documents in connection with the Loan Documents and certifying and attaching the resolutions adopted by the board of directors of the Borrower authorizing each such Responsible Officer to execute and deliver such documents to the Administrative Agent and the Lenders on behalf of the Borrower.
(iii)            Other Closing Documents.  The Administrative Agent shall have received such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Agreement.
(b)              For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Agreement Effective Date specifying its objection thereto.
SECTION 4.                          Effect of the Agreement.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  Except as expressly set forth herein, this Agreement shall not be deemed (a) to be a waiver of, or consent to, a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.  References in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein", and "hereof") and in any Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
SECTION 5.                          Representations and Warranties.  By its execution hereof, each Loan Party hereby represents and warrants as follows:
(a)            such Loan Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each other document executed in connection herewith to which it is a party in accordance with their respective terms;
(b)            this Agreement and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies;

(c)            each representation and warranty contained in the Credit Agreement and the other Loan Documents is true, correct and complete in all material respects as of the Agreement Effective Date as if fully set forth herein, except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true, correct and complete in all material respects as of such earlier date; provided that any representation or warranty that is qualified by materiality or by reference to Material Adverse Effect shall be true, correct and complete in all respects as of the applicable date; and
(d)            no Default has occurred and is continuing as of the Agreement Effective Date or would result after giving effect to the transactions contemplated by this Agreement.
SECTION 6.                          Reaffirmation, Ratification and Acknowledgment.  Each Loan Party party hereto (a) agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Collateral Agreement, the Guaranty, the Subordination Agreement and each other Collateral Document to which it is a party, (b) confirms and reaffirms its obligations under the Collateral Agreement, the Guaranty, the Subordination Agreement and each other Collateral Document to which it is a party and (c) agrees that the Collateral Agreement, the Guaranty, the Subordination Agreement and each other Collateral Document to which it is a party remain in full force and effect and are hereby ratified and confirmed.
SECTION 7.                          Miscellaneous.
(a)            Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.
(b)            Governing Law.  This Agreement, unless otherwise expressly set forth herein, shall be governed by, construed and enforced in accordance with the laws of the State of New York, without reference to the conflicts or choice of law principles thereof.
(c)            Electronic Transmission.  A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.
(d)            Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.
(e)            Successors and Assigns.  This Agreement shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and assigns.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

DYNAMICS RESEARCH CORPORATION,
as Borrower
By:	/s/ Richard A. Covel
Name:  Richard A. Covel
Title:     Vice President, General Counsel and Secretary

Amendment No. 1
to
Dynamics Research Corporation Credit Agreement

GUARANTORS:

DRC INTERNATIONAL CORPORATION
By:	/s/ Richard A. Covel
Name:  Richard A. Covel
Title:     Secretary

H.J. FORD ASSOCIATES, INC.
By:	/s/ Richard A. Covel
Name:  Richard A. Covel
Title:     Vice President and Secretary

KADIX SYSTEMS, LLC
By:	/s/ Richard A. Covel
Name:  Richard A. Covel
Title:     Vice President, Secretary and Assistant Treasurer

HIGH PERFORMANCE TECHNOLOGIES, INC.
By:	/s/ Richard A. Covel
Name:  Richard A. Covel
Title:     Vice President, Secretary and General Counsel

Amendment No. 1
to
Dynamics Research Corporation Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent
By:	/s/ Roberto Salazar
Name:  Roberto Salazar
Title:     Vice President

Amendment No. 1
to
Dynamics Research Corporation Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender
By:	/s/ Chris Busconi
Name:  Chris Busconi
Title:     Vice President

Amendment No. 1
to
Dynamics Research Corporation Credit Agreement

SUNTRUST BANK,
as a Lender

By:	/s/ Peter J. Mandanis
Name:  Peter J. Mandanis
Title:     Senior Vice President

Amendment No. 1
to
Dynamics Research Corporation Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Douglas T. Brown
Name:  Douglas T. Brown
Title:     Senior Vice President

Amendment No. 1
to
Dynamics Research Corporation Credit Agreement

CITIZENS BANK OF PENNSYLVANIA,
as a Lender

By:	/s/ Samora BVW Braun
Name:  Samora BVW Braun
Title:     SVP

Amendment No. 1
to
Dynamics Research Corporation Credit Agreement

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ James E. Davis
Name:  James E. Davis
Title:     Senior Vice President

Amendment No. 1
to
Dynamics Research Corporation Credit Agreement

BROWN BROTHERS HARRIMAN & CO.,
as a Lender

By:	/s/ JE Hall
Name: JE Hall
Title:    Managing Director

Amendment No. 1
to
Dynamics Research Corporation Credit Agreement